Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

           The undersigned, the Chief Executive Officer of Pharmaceutical Formulations, Inc. hereby certifies that Pharmaceutical Formulations, Inc.’s Form 10-K for the Fiscal Year Ended January 1, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d)) and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operation of Pharmaceutical Formulations, Inc.

Dated: April 18, 2005

/s/ James C. Ingram
James C. Ingram, Chief Executive Officer